UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2022

FISCALNOTE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39672	88-3772307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Pennsylvania Avenue NW, 6th Floor,
Washington, D.C. 20004
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202)793-5300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NOTE	NYSE
Warrants to purchase one share of Class A common stock	NOTE.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Equity Grants

On October 5, 2022, equity awards (“Equity Awards”) were made to certain of the executive officers of FiscalNote Holdings, Inc. (the “Company”) pursuant to certain of the terms of each officer’s respective employment agreement with the Company, as follows:

Name	Title	Vesting Commencement Date	Number of Shares	Vesting Schedule	Grant Type
Timothy Hwang	Chairman and Chief Executive Officer	April 1, 2022	2,155,984	(1)	Restricted Stock Unit (“RSU”)

		April 1, 2022	1,437,323	(2)	Non-Qualified Stock Option (“NSO”)

Joshua Resnik	President and Chief Operating Officer	Effective grant date	466,665	(3)	RSU

		Effective grant date	199,999	(4)	NSO

Jon Slabaugh	Chief Financial Officer and Senior Vice President of Corporate Development	Effective grant date	75,000	(5)	RSU

		Effective grant date	25,000	(6)	NSO

(1)

Pursuant to the terms of Mr. Hwang’s employment agreement, which specifies an April 1, 2022 Vesting Commencement Date for these awards, twenty-five percent (25%) of the RSUs were deemed vested as of the October 5, 2022 date of issuance. One twenty-fourth (1/24th) of the RSUs shall vest on the first day of each calendar month commencing November 1, 2022 and continuing through April 1, 2024.

(2)	Twenty-five percent (25%) shall vest on each of the first four anniversaries of the Vesting Commencement Date.
(3)

Twenty-five percent (25%) of the RSUs shall vest monthly ratably over the remaining months of calendar year 2022 following the grant date, with the remaining RSUs vesting monthly ratably over the thirty-six (36) months beginning January 1, 2023.

(4)

Twenty-five percent (25%) of the shares subject to the option shall vest monthly ratably over the remaining months of calendar year 2022 following the grant date with the remaining shares vesting monthly ratably over the thirty-six (36) months beginning January 1, 2023.

(5)	The RSUs shall vest monthly ratably over the remaining months of calendar year 2022 following the grant date.
(6)	The shares subject to the option shall vest monthly ratably over the remaining months of calendar year 2022 following the grant date.

Non-Employee Director Equity Grants

Also on October 5, 2022, RSU awards were made to the Company’s non-employee directors pursuant to the terms of the Company’s previously reported non-employee director compensation program. Each non-employee director was granted 27,866 RSUs, all of which will vest on the date of the Company’s 2023 annual meeting of stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCALNOTE HOLDINGS, INC.

By:	/s/ Timothy Hwang
Name:	Timothy Hwang
Title:	Chief Executive Officer

Date: October 7, 2022